UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2015

XENETIC BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-178082	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hayden Avenue, Suite 230, Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 781-778-7720

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

IP Asset Purchase Agreement

On November 13, 2015, Xenetic Biosciences, Inc. (the “Company” or “Xenetic”) and its subsidiary, Lipoxen Technologies, LTD, a U.K. corporation (“Lipoxen” and together with the Company, “Buyers”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with AS Kevelt, an Estonian company (“Kevelt”) and OJSC Pharmsynthez, a Russian pharmaceutical company and parent of Kevelt (“Pharmsynthez, and together with Kevelt, “Sellers”). Pursuant to the Asset Purchase Agreement:

•	Kevelt will transfer to Lipoxen certain intellectual property rights with respect to the immunomodulator product Virexxa™ held by Kevelt and Sellers will grant to Buyers the worldwide right to develop, market and license Virexxa (the “Virexxa Assignment”) for all uses except for “Excluded Uses” in Russia, the Commonwealth of Independent States and certain other countries (the “Retained Territory”). Excluded Uses consist of the current product label of Neovir/Primavir in the Retained Territory;
•	Sellers and the Company will enter into a Transition Services and Resupply Agreement pursuant to which Sellers will supply the Company with the Virexxa Molecule;
•	Dmitry Genkin and Kirill Surkhov, shareholders and founders of Pharmsynthez (the “Inventors”), will assign USPTO provisional patent application #62076546 entitled “Method for Treatment of Primary Hormone Resistant Endometrial and Breast Cancers” to Lipoxen (the “HRE Assignment”) and the Company will issue to the Inventors an aggregate of 11 million shares of its common stock in exchange for the HRE Assignment;
•	Pharmsynthez will loan $3.5 million to the Company in tranches as set forth below (the “New Loan”) and the Company will issue to Pharmsynthez one or more 10% senior secured convertible notes in an aggregate amount of $3.5 million (the “New Note”) and one or more warrants to purchase up to an aggregate of 11,666,667 shares of Xenetic common stock (the “New Warrant”);
•	The Company will issue 100,500,000 shares of its common stock to Pharmsynthez (the “Pharmsynthez Shares”);
•	The Company is required to use commercially reasonable efforts to secure additional funding of at least $15 million (the “Capital Raise”) and list its shares on a U.S. national exchange (the “Listing Event”);
•	Pharmsynthez will purchase in the Capital Raise, or in a private placement concurrent with the Capital Raise, $6.5 million worth of Xenetic common stock at the Capital Raise price per share (the “Pharmsynthez Purchase”);
•	Pharmsynthez and the Company will amend and restate that certain $3.0 million 10% senior secured convertible note dated July 1, 2015 (the “Original Note”) issued to Pharmsynthez to extend the maturity date thereof from July 1, 2016 to October 1, 2016 (the “Amended and Restated Note” and, together with the New Note, the “Notes”);
•	Pharmsynthez and the Company will amend that certain common stock purchase warrant to purchase 10 million shares of Xenetic Common Stock issued to Pharmsynthez on July 1, 2015 (the “Original Warrant”) to extend the initial exercise date thereof from January 1, 2016 to March 1, 2016 (the “Amended and Restated Warrant” and, together with the New Warrant, the “Warrants”);
•	The Company and Synbio Limited Liability Company will amend that certain loan agreement, dated as of May 10, 2011, to extend the maturity date to April 30, 2016.
•	The Company will issue to certain members of management of Pharmsynthez warrants to purchase up to an aggregate of 5 million shares of Xenetic common stock (the “Management Warrants”);
•	In the event that the New Note remains outstanding at April 30, 2015, the Company will issue to Pharmsynthez an additional warrant having the same terms as the New Warrant.
•	At the closing of the Capital Raise, Pharmsynthez will convert the Notes into shares of Xenetic common stock and will exercise the Warrants, all in accordance with the terms set forth therein;
•	The Company will seek an amendment to its Articles of Incorporation to effect a not less than 1:10 reverse stock split.
•	In the event following the Capital Raise and the conversion of the Notes and exercise of the Warrants, Pharmsynthez and its affiliates do not own 72% of the outstanding shares of Xenetic common stock (such 72% calculation being computed after the Pharmsynthez and affiliates investments but before giving effect to any portion of the Capital Raise that is sold to the public and not including the Inventor Shares or shares of common stock held by certain other members of the Company’s management), then the Company will issue to Pharmsynthez such number of shares of Xenetic common stock, such that after the issuance, it will own 72% in accordance with the aforesaid calculation (the “Make Whole Shares”); and
•	In the event that the Company is unable to complete the Listing Event on or before March 31, 2016, then, Pharmsynthez will loan to Xenetic an amount equal to up to the Pharmsynthez Purchase at such times and in such increments as requested by Xenetic upon five (5) business days written notice.
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The New Loan will be funded as follows:

•	Within five (5) business days following the execution of the Agreement Pharmsynthez will loan to the Company $1 million;
•	Within five (5) business days of written notice from Xenetic to Pharmsynthez, provided such notice will be delivered on or after December 1, 2015 but no later than December 31, 2015, Pharmsynthez will loan to the Company an additional $1 million;
•	Within five (5) business days of written notice from Xenetic to Pharmsynthez, provided that such notice will be delivered on or after November 1, 2015, Parent will loan to Xenetic an additional $500,000.
•	Within five (5) business days of written notice from Xenetic to Pharmsynthez, provided such notice will be delivered on or after February 1, 2016 but no later than February 28, 2016, Pharmsynthez will loan to the Company an additional $1 million; and

Sellers will retain Virexxa intellectual property rights with respect to the Excluded Uses. Additionally, no Seller contracts with respect to Virexxa will be assigned to Buyers (including those relating to Permitted Uses), provided that Seller agrees to terminate those contracts relating to Permitted Uses upon the request of Buyer. Finally, Pharmsynthez and the Company will amend and restate the following documents to cover the issuance of the Pharmsynthez Shares, the New Warrant and the New Note, the shares underlying the New Warrant and the New Note and the obligations created thereunder:

•	That certain Securities Purchase Agreement, dated June 9, 2015 by and between Pharmsynthez and Xenetic, pursuant to which the Pharmsynthez purchased the Original Note and was issued the Original Warrant;
•	That certain Security Agreement, dated as of July 1, 2015 by and among the Company, all of its subsidiaries and Pharmsynthez;
•	That certain Registration Rights Agreement, dated as of July 1, 2015 by and between Pharmsynthez and Xenetic, pursuant to which Pharmsynthez was granted certain registration rights with respect to the shares of common stock underlying the Original Note and the Original Warrant; and
•	That certain Subsidiary Guarantee, dated July 1, 2015, by and among the subsidiaries of the Company and Pharmsynthez, pursuant to which the subsidiaries guaranteed the obligations of the Company under the Original Note and the Securities Purchase Agreement.

Further, Xenetic shall provide to each of Scott Maguire (its Chief Executive Officer) and Flagship Consulting, Inc. (an affiliate of the Company’s Chief Financial Officer) the right to convert all of their accrued, unpaid compensation to common stock of Xenetic (the “Deferred Salary”) on pro rata terms to the conversion rights with respect to the New Note.

The Asset Purchase Agreement contains customary indemnification provisions. The transactions contemplated by the Asset Purchase Agreement are subject to customary closing conditions, including the approval of an amendment to the Company’s Articles of Incorporation by the stockholders of the Company. The foregoing is a brief summary of the terms of the Asset Purchase Agreement and the aforementioned documents. It is not a complete description of all their terms of those agreements or other related documents in this transaction. The full text of the key documents related to this transaction are attached hereto as Exhibits 10.1 through 10.10, should be reviewed in their entirety for further information.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 regarding the New Note is incorporated herein by reference.

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Item 3.02.  Unregistered Sales of Equity Securities

Securities Sold

As set forth in Item 1.01 above, pursuant to the transactions contemplated by the Asset Purchase Agreement, the Company is required to issue the Pharmsynthez Shares, the New Note and the New Warrant to Pharmsynthez and 11 million shares of Company common stock to the Inventors. Further, the Company is required to sell to Pharmsynthez $6.5 million of shares of common stock pursuant to the Pharmsynthez Purchase. Moreover, the Company may be required to issue to Pharmsynthez the Make Whole Shares. Additionally, the Company will issue the Management Warrants to certain members of management of Pharmsynthez. Finally, each of Maguire and Flagship Consulting, Inc. has the right to convert all of their Deferred Salary or compensation to shares of Xenetic common stock on pro rata terms to the conversion rights with respect to the New Note.

Consideration

The Pharmsynthez Shares, the New Note, New Warrant, Make-Whole Shares and the Management Warrants will be issued in consideration for the Virexxa Assignment and the New Loan. The shares of common stock issued pursuant to the Pharmsynthez Purchase will be issued in consideration for $6.5 million.

Exemption from Registration

The Company is relying on the exemption from registration contained in Section 4(2) of the Securities Act with respect to all of the aforementioned issuances.

Terms of Conversion or Exercise

The New Note is convertible into shares of Company common stock at any time at a conversion price of $0.15 per share (subject to usual and customary adjustments). The New Warrant may be exercised at any time on or after March 1, 2016 through the five-year anniversary of the issuance thereof. The New Warrant allows Pharmsynthez to purchase up to 11,666,667 shares of Company common stock at a price per share equal to the lesser of $0.20 and 120% of the Capital Raise price (subject to usual and customary adjustments) and includes a standard cashless exercise provision. The Management Warrants may be exercised at any time on or after March 31, 2016 through the five-year anniversary of the issuance thereof. The New Warrant allows the holders thereof to purchase up to an aggregate of 5 million shares of Company common stock at a price per share equal to $0.42 (subject to usual and customary adjustments) and includes a standard cashless exercise provision.

Item 8.01.  Other Events

On November 16, 2015, the Company issued a news release announcing it entering into the Asset Purchase Agreement. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
10.1	Form of Asset Purchase Agreement, dated as of November 13, 2015, by and among Xenetic Biosciences, Inc., Lipoxen Technologies, LTD, a U.K. corporation, AS Kevelt, an Estonian company and OJSC Pharmsynthez
10.2	Form of Ten Percent Senior Secured Convertible Promissory Note
10.3	Form of Common Stock Purchase Warrant
10.4	Form of Management Common Stock Purchase Warrant
10.5	Form of Amended and Restated Ten Percent Senior Secured Convertible Promissory Note
10.6	Form of Amended and Restated Common Stock Purchase Warrant
10.7	Form of Amendment to Securities Purchase Agreement
10.8	Form of Amendment to Registration Rights Agreement
10.9	Form of Amendment to Security Agreement
10.10	Form of Amendment to Subsidiary Guarantee
10.11	Form of Transition Services and Resupply Agreement
99.1	News Release issued by Xenetic Biosciences, Inc. on November 16, 2015.

Safe Harbor Statement

Except for the historical matters contained herein, statements in this current report, and the information incorporated by reference herein, are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties that may affect the business and prospects of the Company, including, without limitation: risks related to the Company's business strategy, and marketing programs; risks related to the Company's ability to operate successfully in the current challenging economic environment; risks related to the Company's efforts to strengthen its name recognition and concept; and other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements. Past performance may not be indicative of future results. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. In addition to the risks and uncertainties set forth above, investors should consider the risks and uncertainties discussed in the Company's filings with the Securities and Exchange Commission, including, without limitation, the risks and uncertainties discussed under the heading "Risk Factors" in such filings. The Company does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XENETIC BIOSCIENCES, INC.
(registrant)

DATE November 16, 2015

BY /s/ Michael Scott Maguire
Michael Scott Maguire
Chief Executive Officer

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